   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1999
                                                      REGISTRATION NO. 33-13460
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    ---------------------------------------

                              SUNRISE MEDICAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                95-3836867
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
    INCORPORATION OF ORGANIZATION)               IDENTIFICATION NUMBER)

                    ---------------------------------------

                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500
                 (Address, including Zip Code, Telephone Number,
       including Area Code, of Registrant's Principal Executive Offices)

                    ---------------------------------------

                              SUNRISE MEDICAL INC.
                    1983 STOCK OPTION PLAN FOR KEY ASSOCIATES
                            (FULL TITLE OF THE PLAN)

                    ---------------------------------------

                              SUNRISE MEDICAL INC.
                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500

                    ---------------------------------------

                                 STEVEN A. JAYE
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              SUNRISE MEDICAL INC.
                         2382 FARADAY AVENUE, SUITE 200
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 930-1500

              (NAME, ADDRESS, INCLUDING ZIP CODE, TELEPHONE NUMBER,
                    INCLUDING AREA CODE, OF AGENT OF SERVICE)

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

         This Post-Effective Amendment is solely for the purpose of removing from registration 156,697 shares of the Common Stock, $1.00 par value, of Sunrise Medical Inc., being the only securities to which this registration statement relates which remain unsold.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, on this 20th day of April, 1999.

                                   SUNRISE MEDICAL INC., a Delaware corporation

                                   By: /s/ R. H. Chandler
                                       ------------------------------------
                                       Richard H. Chandler
                                       Chairman of the Board, President and
                                       Chief Executive Officer

         Pursuant to the requirements of the Securities Act, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                        TITLE                                DATE
              ---------                                        -----                                ----
/s/ R. H. Chandler                             Chairman of the Board, President and            April 20, 1999
----------------------------------------       Chief Executive Officer
Richard H. Chandler                            (Principal Executive Officer)


/s/ Ted N. Tarbet                              Vice President-Finance Chief Financial          April 20, 1999
----------------------------------------       Officer and Secretary
Ted N. Tarbet                                  (Principal Financial and Accounting Officer)


/s/ John M. Radak                              Vice President and Controller (Principal        April 20, 1999
----------------------------------------       Accounting Office)
John M. Radak


                                               Director
----------------------------------------
Lee A. Ault III


                                               Director
----------------------------------------
Michael N. Hammes


                  *                            Director                                        April 20, 1999
----------------------------------------
Murray H. Hutchison


                  *                            Director                                        April 20, 1999
----------------------------------------
William L. Pierpoint


                                               Director
-----------------------------------------
Joseph Stemler


                  *                            Director                                        April 20, 1999
----------------------------------------
J. R. Woodhull


*By:  /s/ R.H. Chandler
      -------------------
      Richard H. Chandler
      Attorney-in-Fact
                                       3